                                                                  Exhibit (a)(3)

                                     FORM OF
                           CERTIFICATE OF AMENDMENT OF
                              CERTIFICATE OF TRUST

                                       OF

                        PILGRIM VARIABLE INSURANCE TRUST


         This Certificate of Amendment ("Certificate") is filed in accordance with the provisions of the Delaware Business Trust Act (Del. Code Ann. tit. 12, sections 3801 et seq.) and sets forth the following:

         1.       The name of the Trust is: Pilgrim Variable Insurance Trust
                  ("Trust").

         2. The name and business address of the registered agent is: The Corporation Trust Company, 1209 Orange Street, Wilmington, DE 19801, New Castle County.

         3. This is a registered investment company under the Investment Company Act of 1940, as amended.

         4. The Trust's Certificate of Trust is hereby amended to change the name of the Trust to "ING Variable Insurance Trust."

         5.       This certificate shall be effective on May 1, 2002.
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         IN WITNESS WHEREOF, the undersigned, being a trustee of the Trust has duly executed this Certificate of Amendment on this ___ day of _______________, 2002.



-------------------------------           -------------------------------
Paul S. Doherty, as Trustee               Jock Patton, as Trustee


-------------------------------           -------------------------------
J. Michael Earley, as Trustee             David W.C. Putnam, as Trustee


-------------------------------           -------------------------------
R. Barbara Gitenstein, as Trustee         Blaine E. Rieke, as Trustee


-------------------------------           -------------------------------
R. Glenn Hilliard, as Trustee             John G. Turner, as Trustee


-------------------------------           -------------------------------
Walter H. May, as Trustee                 Roger B. Vincent, as Trustee


-------------------------------           -------------------------------
Thomas J. McInerney, as Trustee           Richard A. Wedemeyer, as Trustee